                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3495

                           SCUDDER MONEY MARKET TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       5/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Money Market Series

Scudder Managed Shares

Annual Report to Shareholders

May 31, 2004

Contents

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Manager Geoffrey Gibbs discusses the market environment and the portfolio team's approach to managing the fund during its most recent fiscal year ended May 31, 2004.

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: In June 2003 the Federal Reserve had lowered the federal funds rate by 25 basis points to 1% - which we expected - while much of Wall Street was anticipating a 50-basis-point cut. The faltering US economy began to stabilize in late summer/early fall 2003 and the money market yield curve steepened somewhat, indicating slightly higher rates for longer maturities.1 At that time, longer maturities sold off - and their corresponding interest rates rose - in anticipation of future Fed interest rate increases meant to dampen inflationary pressures. As a result, we were able to extend the fund's maturity. As economic recovery gathered momentum over the months following - with the government reporting 8% and 4% GDP growth for the third and fourth quarters, respectively - the market's focus turned to job creation: i.e., when would sufficient jobs be created in order to take up excess economic capacity and cause the Fed to switch from an accommodative to a tightening bias? (When it is in an accommodative stance, the Fed will keep interest rates low to spur economic growth. During a tightening phase, the Fed raises interest rates to keep the economy from growing too fast, in an attempt to restrain inflation.)

1 Yield curve - a graph showing the term structure of interest rates by plotting the yields of all debt instruments (e.g., money market securities) of the same quality with maturities ranging from the shortest to the longest appropriate maturities. A steepening yield curve means that the current trend is for yields to become higher as the maturities of money market instruments lengthen. For example, a one-year security would have a higher yield than a money market instrument with a six-month maturity.

With every monthly announcement during the first quarter of 2004, investors grew more and more disappointed, as job creation remained subdued. Money market yields reacted accordingly, with the one-year LIBOR declining from 1.60% at the start of this year to 1.35% by the end of March.2 At its meetings during the first quarter the Fed held short-term interest rates steady, and the market's forecast for the start of Fed tightening was pushed back to late 2004 or early 2005. We kept the fund's weighted average maturity at the longer end of its range during this period to capture additional yield.

2 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Then, in early April, fixed-income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs in March. With this surprising news, short-term interest rates as represented by the one-year LIBOR rate spiked from 1.35% to 1.85%. Expectations concerning the timing of a shift in Fed policy also changed, with many market participants now expecting fed funds rate increases as early as June. The May jobs report was also strong, and the Fed now hinted that it would change its policy and begin to raise interest rates "at a measured pace" in the near future. Markets once again reacted swiftly, with the LIBOR rate rising as high as 2.26%. (Following the close of the period, the Federal Reserve raised the federal funds rate by 25 basis points in late June, stating that it would conduct its credit tightening program "at a pace that is likely to be measured.")

Q: In light of market conditions during the period, what has been the fund's strategy?

A: During the period, we pursued a "barbell" strategy. That is, we purchased longer-duration instruments with maturities of six to nine months and, increasingly, short-term securities with maturities of three months or less; we kept the shorter-term securities in the fund's portfolio to meet liquidity needs. During the fourth quarter of 2003, we increased the fund's allocation in floating-rate securities. The purpose of this strategy was to position the fund to benefit if the economy began to create more jobs and the Fed decided to switch to a tightening bias earlier than expected. The interest rate of floating-rate securities adjusts periodically, based on the position of the yield curve. There are floating-rate securities that adjust daily, monthly and quarterly, based on indices such as LIBOR and the federal funds rate. Our decision to increase the fund's allocation in floating-rate securities worked well during the period when short-term interest rates rose following the issuance of more favorable economic and job growth statistics. During the first quarter of 2004 we also invested in short-term UK mortgage securities, which offered a AAA rating, diversification for the portfolio and similar floating-rate characteristics. Toward the close of the period, we began to decrease the fund's average maturity slightly so that more of the fund's securities would mature more quickly. We would then plan to invest more of the fund's assets at higher interest rates when the Fed began to increase the federal funds rate.

Q: How did the fund perform over its most recent fiscal year?

A: During the 12-month period ended May 31, 2004, Scudder Money Market Series - Managed Shares' seven-day yield decreased from 1.03% on May 31, 2003 to 0.96% on May 31, 2004.

Money market yield curve 5/31/04 versus 5/31/03 (7-day yield)

Length of Maturity (in months)

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. Yields fluctuate and are not guaranteed. Recent declines and any future declines in interest rate levels could cause this fund's earnings to fall below the fund's expense ratio, resulting in negative yield. The advisor has agreed to waive expenses as necessary to maintain a positive yield. The waiver may be changed or terminated at any time without notice. For current yield information, please visit our Web site for the fund's most recent month-end performance: moneyfunds.deam-us.db.com.

Given the volatility of the money market yield curve, during the third and fourth quarter of 2003 we were able to pick up some additional yield for the fund as short-term rates rose. However, through the first quarter of 2004, with continuing disappointment over the lack of job creation, the yield curve flattened. The curve flattening occurred as market participants bought longer-term money market issues and sent their interest rates lower, thinking that the Fed wouldn't act to raise rates as quickly as had been anticipated. As securities within the portfolio matured, we invested at lower interest rate levels. When short-term interest rates spiked during the second quarter, the fund benefited from its approximately 25% allocation in floating-rate securities. But while we now expect the Fed to raise interest rates at least two times during the summer, we are reserving judgment about further rate increases beyond that point because the extent of US economic recovery is not yet clear. We are therefore maintaining a conservative maturity stance at present.

Q: What detracted from performance during the period?

A: The swift increase in job growth announced in early April came as a surprise, as we've said. At the time, we were anticipating a fed funds rate increase in August at the earliest. The news about jobs and the market's reaction in dramatically raising short-term interest rates, detracted from performance, as the fund's average maturity was

Managed Shares Yields
	7-day current yield*	7-day compounded effective yield**
May 31, 2004	0.96%	0.97%
May 31, 2003	1.03%	1.03%

Scudder Money Market Series - Managed Shares nonsubsidized SEC 7-day yield as of May 31, 2004 was 0.81%. The nonsubsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

* The 7-day current yield is the annualized yield based on the most recent 7 days of interest earnings without reinvestment of income.
** The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.
Yields will fluctuate with changing market conditions.

longer than it would have been if we were expecting a shift in Fed policy sooner than August. If we had anticipated that the Fed would switch policy in June, we would have exercised additional caution and waited longer to extend the fund's maturity.

Q: Do you foresee any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of May 31, 2004

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 17.4%
ABN AMRO Bank NV:
1.17%, 10/13/2004	45,000,000	45,000,000
1.2%, 10/18/2004	50,000,000	49,982,527
1.26%, 12/14/2004	50,000,000	49,961,891
Alliance & Leicester PLC, 1.2%, 10/20/2004	80,000,000	80,006,229
Barclays Bank PLC, 1.115%, 8/11/2004	25,000,000	24,993,331
Credit Agricole Indosuez SA:
1.1%, 7/6/2004	50,000,000	50,000,000
1.12%, 6/30/2004	100,000,000	100,006,258
1.15%, 10/29/2004	40,000,000	40,000,000
Credit Lyonnais AG:
1.09%, 8/25/2004	75,000,000	75,005,218
1.14%, 12/31/2004	40,000,000	40,000,000
1.21%, 12/23/2004	50,000,000	50,000,000
Credit Suisse First Boston, 1.055%, 6/4/2004	100,000,000	100,000,000
HBOS Treasury Service PLC:
1.04%, 6/25/2004	100,000,000	100,000,000
1.1%, 8/17/2004	80,000,000	80,000,000
Landesbank Baden Wuerttemburg:
1.04%, 9/10/2004	100,000,000	99,995,720
1.33%, 8/10/2004	30,000,000	30,004,588
Landesbank Hessen-Thuringen Girozentrale:
1.31%, 8/6/2004	20,000,000	20,002,492
1.31%, 11/8/2004	50,000,000	49,993,335
Natexis Banque Populaires, 1.065%, 12/13/2004	35,000,000	34,995,291
National Australia Bank Ltd., 1.17%, 10/13/2004	45,000,000	45,000,000
Norddeutsche Landesbank Girozentrale, 1.04%, 7/26/2004	95,000,000	94,997,864
Societe Generale:
1.13%, 7/7/2004	30,000,000	30,000,000
1.185%, 1/4/2005	25,000,000	25,000,000
UniCredito Italiano SpA:
1.04%, 6/15/2004	80,000,000	80,000,000
1.105%, 8/17/2004	50,000,000	50,000,532
Wells Fargo Bank NA, 1.05%, 6/28/2004	167,000,000	167,000,000
Westdeutsche Landesbank AG: 1.05%, 9/13/2004	35,000,000	34,998,491
1.41%, 9/3/2004	75,000,000	75,001,929
Total Certificates of Deposit and Bank Notes (Cost $1,721,945,696)		1,721,945,696

Commercial Paper 25.9%
Archer-Daniels-Midland Co., 1.1%**, 8/31/2004	75,000,000	74,791,458
Cancara Asset Securitization LLC, 1.04%**, 6/10/2004	120,882,000	120,850,571
CC (USA), Inc., 1.06%**, 6/25/2004	15,000,000	14,989,400
Charta LLC, 1.1%**, 7/9/2004	85,000,000	84,901,306
CIT Group, Inc.:
1.1%**, 8/16/2004	50,000,000	49,883,889
1.37%**, 11/15/2004	20,000,000	19,872,894
1.5%**, 11/10/2004	20,000,000	19,865,000
Citigroup Global Markets Holdings, Inc., 1.04%**, 6/22/2004	30,000,000	29,981,800
Compass Securitization LLC:
1.05%**, 6/18/2004	75,000,000	74,962,813
1.05%**, 6/21/2004	33,060,000	33,040,715
Credit Suisse First Boston, 1.04%**, 6/9/2004	125,000,000	124,971,111
Danske Corp., 1.49%**, 11/8/2004	99,805,000	99,144,069
Depfa Bank Europe PLC:
1.1%**, 8/16/2004	50,000,000	49,883,889
1.18%**, 11/19/2004	25,000,000	24,859,875
Dorada Finance, Inc.:
1.04%**, 6/10/2004	32,500,000	32,491,550
1.055%**, 10/20/2004	60,000,000	59,997,842
1.07%**, 7/6/2004	13,500,000	13,485,956
1.07%**, 7/15/2004	30,500,000	30,460,113
GE Capital International Funding, Inc., 1.49%**, 11/9/2004	70,000,000	69,533,547
Grampain Funding Ltd.:
1.14%**, 10/5/2004	80,000,000	79,680,800
1.32%**, 11/2/2004	50,000,000	49,717,667
Greyhawk Funding LLC:
1.04%**, 6/11/2004	52,000,000	51,984,978
1.05%**, 7/6/2004	25,000,000	24,974,479
HSBC Americas, Inc., 1.06%**, 8/12/2004	100,000,000	99,788,000
Irish Life and Permanent PLC, 1.10%**, 7/14/2004	10,000,000	9,986,383
Jupiter Securitization Corp., 1.04%**, 6/24/2004	70,000,000	69,953,488
K2 (USA) LLC, 1.14%**, 10/12/2004	31,200,000	31,068,596
KBC Financial Products International Ltd., 1.1%**, 8/4/2004	115,000,000	114,775,111
Lake Constance Funding LLC:
0.95%**, 6/4/2004	24,500,000	24,497,571
1.49%**, 11/4/2004	25,000,000	24,838,583
Marshall & Ilsley Corp., 1.11%**, 8/3/2004	50,000,000	49,902,875
Perry Global Funding LLC:
1.04%**, 7/12/2004	50,000,000	49,940,778
1.14%**, 9/22/2004	25,000,000	24,910,541
Prudential PLC:
1.04%**, 6/3/2004	30,000,000	29,998,267
1.06%**, 7/8/2004	20,000,000	19,978,211
Scaldis Capital LLC:
1.04%**, 6/10/2004	21,093,000	21,087,516
1.04%**, 6/18/2004	45,407,000	45,384,700
1.05%**, 6/21/2004	20,000,000	19,988,333
1.05%**, 6/25/2004	50,000,000	49,965,000
1.08%**, 7/20/2004	68,235,000	68,134,695
1.14%**, 10/8/2004	76,760,000	76,446,435
Sheffield Receivables Corp.:
1.04%**, 6/3/2004	103,320,000	103,314,030
1.04%**, 6/7/2004	85,580,000	85,565,166
1.05%**, 6/24/2004	100,000,000	99,932,917
Statens Bostads Finance, 1.06%**, 7/8/2004	50,000,000	49,945,528
Tulip Funding Corp., 1.04%**, 6/21/2004	28,026,000	28,009,807
WestPac Capital Corp.:
0.92%**, 6/3/2004	35,000,000	34,997,676
1.17%**, 10/12/2004	100,000,000	99,567,750
Total Commercial Paper (Cost $2,566,303,679)		2,566,303,679

Floating Rate Notes* 36.1%
Abbey National Treasury Services PLC, 1.03%, 12/8/2004	100,000,000	99,984,270
American Honda Finance Corp.:
1.1%, 10/22/2004	50,000,000	50,000,000
1.1%, 1/20/2005	35,000,000	35,000,000
1.129%, 8/4/2004	45,000,000	44,999,975
1.13%, 5/6/2005	30,000,000	30,000,000
1.29%, 10/7/2004	50,000,000	50,033,466
1.43%, 8/23/2004	25,000,000	25,011,734
Associates Corp. of North America:
1.21%, 6/15/2004	70,000,000	70,000,000
1.21%, 6/25/2004	40,000,000	40,000,000
Bank of America NA, 1.07%, 12/9/2004	240,000,000	240,000,000
Bank of Scotland PLC:
1.13%, 8/23/2004	45,000,000	45,008,253
1.16%, 3/14/2005	50,000,000	50,041,712
Bayerische Landesbank Girozentrale, 1.06%, 8/25/2004	60,000,000	59,999,969
Bear Stearns & Co., Inc., 1.213%, 1/1/2044	150,000,000	150,000,000
Beta Finance, Inc.:
1.035%, 4/15/2005	88,000,000	87,980,833
1.055%, 9/15/2004	50,000,000	49,998,532
1.055%, 10/12/2004	50,000,000	49,998,198
Canadian Imperial Bank of Commerce:
1.06%, 6/21/2004	45,000,000	45,000,172
1.07%, 8/25/2004	160,000,000	160,005,527
1.13%, 11/8/2004	50,000,000	49,999,073
CC (USA), Inc.:
1.055%, 7/26/2004	50,000,000	49,999,625
1.055%, 8/20/2004	40,000,000	39,999,563
1.055%, 9/24/2004	60,000,000	59,998,115
1.055%, 10/20/2004	40,000,000	39,998,466
Citigroup Global Markets Holdings, Inc., 1.36%, 8/18/2004	40,000,000	40,013,832
Citigroup, Inc., 1.27%, 7/26/2004	25,000,000	25,006,104
Depfa Bank Plc, 1.27%, 6/15/2005	67,000,000	67,000,000
Dorada Finance, Inc.:
1.055%, 9/23/2004	34,000,000	33,998,941
1.055%, 9/27/2004	100,000,000	99,996,793
Freddie Mac, 1.1%, 10/7/2005	100,000,000	100,000,000
General Electric Capital Corp.:
1.26%, 9/15/2004	60,000,000	60,033,442
1.323%, 9/24/2004	25,000,000	25,016,616
HSH Nordbank AG, 1.04%, 11/30/2004	50,000,000	49,992,465
IBM Corp., 1.235%, 9/10/2004	30,000,000	30,014,302
Lehman Brothers Holdings, Inc., 1.01%, 9/7/2004	35,000,000	35,000,000
Links Finance LLC, 1.11%, 1/18/2005	45,000,000	45,012,733
Marshall & IIsley Bank, Series CD, 1.04%, 11/2/2004	20,000,000	19,999,113
Merrill Lynch & Co., Inc.:
1.179%, 2/4/2005	60,000,000	60,000,000
1.429%, 2/3/2005	25,000,000	25,051,047
1.46%, 1/13/2005	55,000,000	55,123,072
National City Bank:
1.055%, 5/24/2005	70,000,000	70,000,000
1.1%, 7/19/2004	43,000,000	43,002,279
Nationwide Building Society, 1.139%, 7/23/2004	20,000,000	20,000,000
Nordea Bank Finland PLC, 1.035%, 10/4/2004	100,000,000	99,991,492
Northern Rock PLC, 1.215%, 7/16/2004	40,000,000	40,007,688
Royal Bank of Scotland PLC, 1.025%, 8/27/2004	30,000,000	29,998,174
Societe Generale:
1.033%, 12/6/2004	90,000,000	89,987,091
1.035%, 12/10/2004	120,000,000	119,977,753
1.038%, 11/30/2004	30,000,000	29,995,856
1.04%, 10/1/2004	90,000,000	89,990,910
1.04%, 11/1/2004	35,000,000	34,997,102
SunTrust Bank NA, 1.05%, 4/1/2005	110,000,000	110,009,116
Swedbank AB:
1.05%, 9/27/2004	75,000,000	74,996,383
1.06%, 10/12/2004	125,000,000	124,993,088
1.23%, 10/13/2004	25,000,000	25,004,150
Tango Finance Corp. Ltd., 1.06%, 1/20/2005	20,000,000	19,998,715
Westdeutsche Landesbank Girozentrale, 1.05%, 6/1/2004	150,000,000	150,000,000
Total Floating Rate Notes (Cost $3,567,265,740)		3,567,265,740

US Government Sponsored Agencies 1.8%
Federal Home Loan Mortgage Corp., 3.25%, 11/15/2004	50,000,000	50,416,656
Federal National Mortgage Association:
1.219%, 2/14/2005	40,000,000	40,000,000
1.64%, 1/4/2005	90,000,000	90,000,000
Total US Government Sponsored Agencies (Cost $180,416,656)		180,416,656

Government National Mortgage Association 2.2%
Government National Mortgage Association:
1.1%, 7/23/2004	15,000,000	15,000,000
1.1%, 8/27/2004	105,000,000	105,000,000
1.1%, 2/18/2005	100,000,000	100,000,000
Total Government National Mortgage Association (Cost $220,000,000)		220,000,000

Asset Backed 0.7%
Granite Mortgage PLC, "1A1" Series 2004-1, 1.06%, 12/20/2004	14,987,342	14,987,342
Nissan Auto Receivables Owners Trust, "1A1", Series 2004-A, 1.07%, 3/15/2005	12,731,699	12,731,699
Permanent Financing PLC, "1A", Series 4, 1.05%, 3/10/2005	45,000,000	45,000,000
Total Asset Backed (Cost $72,719,041)		72,719,041
Municipal Investments 1.5%
California, Revenue Anticipation Notes, Series A-2, 2.0%, 6/23/2004	50,000,000	50,025,143
Clark County, NV, Airport Revenue, Series C, 1.02%, 7/1/2029***	30,000,000	29,999,702
Los Angeles, CA, Water and Power Revenue, Subseries A-4, 1.05%, 7/1/2035***	25,000,000	24,999,875
Orange County, CA, Water District, Certificates of Participation, Series A, 1.02%, 8/1/2042***	39,115,000	39,114,610
Total Municipal Investments (Cost $144,139,330)		144,139,330

Promissory Notes 5.2%
Goldman Sachs Group, Inc.:
1.18%, 9/3/2004	90,000,000	90,000,000
1.26%, 11/8/2004	75,000,000	75,000,000
1.27%, 11/8/2004	250,000,000	250,000,000
1.43%, 9/3/2004	95,000,000	95,000,000
Total Promissory Notes (Cost $510,000,000)		510,000,000

Time Deposits 6.8%
Citibank Nassau, 0.98%, 6/1/2004	120,000,000	120,000,000
Danske Bank Grand Cayman, 1.05%, 6/1/2004	300,000,000	300,000,000
KBC Bank, 1.0%, 6/1/2004	250,000,000	250,000,000
Total Time Deposits (Cost $670,000,000)		670,000,000

US Government Backed 0.6%
US Treasury Note, 2.0%, 11/30/2004 (Cost $60,256,660)	60,000,000	60,256,660

Repurchase Agreements 1.8%
Bank of America, 1.04%, dated 5/28/2004, to be repurchased at $94,010,862 on 6/1/2004 (b)	94,000,000	94,000,000
J.P. Morgan Chase, Inc., 1.05%, dated 5/28/2004, to be repurchased at $38,281,978 on 6/1/2004 (c)	38,277,512	38,277,512
State Street Bank and Trust Co., 0.95%, dated 5/28/2004, to be repurchased at $44,275,673 on 6/1/2004 (d)	44,271,000	44,271,000
Total Repurchase Agreements (Cost $176,548,512)		176,548,512
Total Investment Portfolio - 100.0% (Cost $9,889,595,314) (a)		9,889,595,314

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2004.
** Annualized yield at time of purchase; not a coupon rate.
*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2004.
(a) Cost for federal income tax purposes was $9,889,595,314.
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

57,719,982	Federal Home Loan Mortgage Corp.	5.0	10/1/2023	54,005,042
43,204,802	Federal National Mortgage Association	5.0	5/1/2034	41,874,958
Total Collateral Value				95,880,000

(c) Collateralized by $38,914,902 Federal Home Loan Mortgage Corp., 4.5%, maturing on 5/15/2029 with a value of $39,047,901.
(d) Collateralized by $37,295,000 US Treasury Bond, 7.25%, maturing on 5/15/2016 with a value of $45,158,352.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004
Assets
Investments in securities, at amortized cost	$ 9,889,595,314
Interest receivable	13,519,554
Receivable for Fund shares sold	689,386
Due from advisor	51,903
Total assets	9,903,856,157
Liabilities
Due to custodian bank	312,999
Dividends payable	2,887,716
Payable for Fund shares redeemed	1,511,572
Accrued management fee	912,434
Other accrued expenses and payables	606,743
Total liabilities	6,231,464
Net assets, at value	$ 9,897,624,693
Net Assets
Net assets consist of: Undistributed net investment income	64,831
Accumulated net realized gain (loss)	(245,370)
Paid-in capital	9,897,805,232
Net assets, at value	$ 9,897,624,693

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (continued)
Net Asset Value
Prime Reserve Class AARP
Net Asset Value, offering and redemption price per share ($86,066,969 / 86,150,210 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00
Prime Reserve Class S
Net Asset Value, offering and redemption price per share ($38,480,588 / 38,483,586 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00
Premium Class AARP
Net Asset Value, offering and redemption price per share ($163,749,043 / 163,746,452 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00
Premium Class S Net Asset Value, offering and redemption price per share ($512,286,230 / 512,336,898 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Managed Shares Net Asset Value, offering and redemption price per share ($451,321,395 / 451,463,121 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Institutional Shares
Net Asset Value, offering and redemption price per share ($8,645,720,468 / 8,645,703,376 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2004
Investment Income
Income: Interest	$ 122,800,397
Expenses: Management fee	27,024,304
Administrative fee	11,139,086
Trustees' fees and expenses	267,625
Other*	734,851
Total expenses, before expense reductions	39,165,866
Expense reductions	(20,749,536)
Total expenses, after expense reductions	18,416,330
Net investment income	104,384,067
Net realized gain (loss) on investment transactions	535,752
Net increase (decrease) in net assets resulting from operations	$ 104,919,819

* Included herein are two months of operating expenses previously covered by the Administrative Agreement (see note B of Notes to Financial Statements) including services to shareholders, custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2004	2003
Operations: Net investment income	$ 104,384,067	$ 122,465,093
Net realized gain (loss) on investment transactions	535,752	213,493
Net increase (decrease) in net assets resulting from operations	104,919,819	122,678,586
Distributions to shareholders from: Net investment income: Prime Reserve Class AARP	(669,344)	(1,534,379)
Prime Reserve Class S	(278,808)	(576,788)
Premium Class AARP	(1,413,592)	(2,521,867)
Premium Class S	(4,746,867)	(9,747,635)
Managed Shares	(4,560,599)	(8,081,142)
Institutional Shares	(92,674,603)	(99,995,069)
Fund share transactions: Proceeds from shares sold	89,485,332,033	100,977,405,986
Reinvestment of distributions	62,873,069	64,699,738
Cost of shares redeemed	(90,506,115,135)	(95,987,307,206)
Net increase (decrease) in net assets from Fund share transactions	(957,910,033)	5,054,798,518
Increase (decrease) in net assets	(957,334,027)	5,055,020,224
Net assets at beginning of period	10,854,958,720	5,799,938,496
Net assets at end of period (including undistributed net investment income of $64,831 and $24,577, respectively)	$ 9,897,624,693	$ 10,854,958,720

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Managed Shares
Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.009	.013	.025	.059	.055
Distributions from net investment income	(.009)	(.013)	(.025)	(.059)	(.055)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.91	1.34	2.49	6.07[b]	5.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	451	588	672	665	416
Ratio of expenses before expense reductions (%)	.48	.50	.50	.53	.43[c]
Ratio of expenses after expense reductions (%)	.24	.30	.30	.30	.28[c]
Ratio of net investment income (%)	.90	1.29	2.54	5.90	5.46
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .43% and .28%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Money Market Series (the "Fund") is the diversified investment portfolio of Scudder Money Market Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares. Shares of Class AARP are designed for members of AARP. Prime Reserve Class S and Premium Class S shares of the Fund are generally not available to new investors. Certain detailed information for Managed Shares and Institutional Shares is provided separately and is available upon request.Certain detailed information for Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S and Institutional Shares is provided separately and is available upon request.Certain detailed information for Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S and Managed Shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $245,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2010, the expiration date, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

At May 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 2,952,547
Capital loss carryforwards	$ (245,000)

In addition, during the years ended May 31, 2004 and May 31, 2003, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2004	2003
Distributions from ordinary income*	$ 104,343,813	$ 122,456,880

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.25% of average daily net assets for the Fund, computed and accrued daily and payable monthly. For the year ended May 31, 2004, the Advisor agreed to voluntarily waive 0.15% of its investment management fee for the Fund. Accordingly, for the year ended May 31, 2004, the Advisor did not impose a portion of its management fees pursuant to the Management Agreement aggregating $16,214,648 and the amount imposed aggregated $10,809,656, which was equivalent to an annualized effective rate of 0.10% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.40%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets for Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares, respectively, computed and accrued daily and payable monthly. For the year ended May 31, 2004, the Advisor agreed to voluntarily waive 0.05% of its Administrative Fee for the Managed Shares and Institutional Shares of the Fund. The Administrative Fee for the Managed Shares and Institutional Shares was equivalent to an annualized effective rate of 0.20% and 0.05%, respectively, of average daily net assets of each class.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.50%, 0.50%, 0.50%, 0.50%, 0.20% and 0.15% of average daily net assets for Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares, respectively (excluding certain expenses such as trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest). In addition, for the year ended May 31, 2004, the Advisor has agreed to voluntarily reimburse the Fund an additional $51,903 for expenses.

For the period June 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Prime Reserve Class AARP	$ 344,519	$ -
Prime Reserve Class S	145,877	-
Premium Class AARP	371,602	-
Premium Class S	1,261,610	-
Managed Shares	1,076,603	457,785
Institutional Shares	7,938,875	4,020,040
	$ 11,139,086	$ 4,477,825

Service Provider Fees.

Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend- paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2004
Prime Reserve Class AARP	$ 22,570	$ 22,570
Prime Reserve Class S	12,871	12,871
Premium Class AARP	16,836	16,836
Premium Class S	34,526	34,526
Managed Shares	9,394	9,394
Institutional Shares	6,384	6,384
	$ 102,581	$ 102,581

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $162,077, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Prime and Premium AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2004 the custody fee was reduced by $5,160 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Prime Reserve Class AARP	25,567,901	$ 25,593,687	44,160,012	$ 44,160,013
Prime Reserve Class S	16,607,555	16,607,555	28,262,050	28,262,049
Premium Class AARP	106,428,595	106,428,595	122,694,805	122,694,805
Premium Class S	330,040,352	330,040,352	366,451,210	366,451,209
Managed	1,210,224,788	1,210,272,887	1,243,263,121	1,243,263,121
Institutional	87,796,243,090	87,796,388,957	99,172,574,819	99,172,574,789
		$ 89,485,332,033		$ 100,977,405,986
Shares issued to shareholders in reinvestment of distributions
Prime Reserve Class AARP	627,259	$ 627,259	1,434,334	$ 1,434,334
Prime Reserve Class S	277,342	277,342	556,039	556,039
Premium Class AARP	1,323,988	1,323,988	2,364,754	2,364,754
Premium Class S	4,295,332	4,295,332	8,756,375	8,756,375
Managed	1,041,789	1,041,789	1,374,498	1,374,498
Institutional	55,307,359	55,307,359	50,213,738	50,213,738
		$ 62,873,069		$ 64,699,738
Shares redeemed
Prime Reserve Class AARP	(59,453,732)	$ (59,507,681)	(72,094,836)	$ (72,094,836)
Prime Reserve Class S	(26,152,761)	(26,152,761)	(30,106,751)	(30,106,751)
Premium Class AARP	(130,160,612)	(130,160,612)	(126,836,882)	(126,836,882)
Premium Class S	(475,405,005)	(475,405,005)	(547,894,245)	(547,894,245)
Managed	(1,347,708,980)	(1,347,708,980)	(1,328,873,334)	(1,328,873,334)
Institutional	(88,467,180,096)	(88,467,180,096)	(93,881,501,158)	(93,881,501,158)
		$ (90,506,115,135)		$ (95,987,307,206)
Net increase (decrease)
Prime Reserve Class AARP	(33,258,572)	$ (33,286,735)	(26,500,490)	$ (26,500,489)
Prime Reserve Class S	(9,267,864)	(9,267,864)	(1,288,662)	(1,288,663)
Premium Class AARP	(22,408,029)	(22,408,029)	(1,777,323)	(1,777,323)
Premium Class S	(141,069,321)	(141,069,321)	(172,686,660)	(172,686,661)
Managed	(136,442,403)	(136,394,304)	(84,235,715)	(84,235,715)
Institutional	(615,629,647)	(615,483,780)	5,341,287,399	5,341,287,369
		$ (957,910,033)		$ 5,054,798,518

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Money Market Trust and Shareholders of Scudder Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Money Market Series (the "Fund") at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 23, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland

Account Management Resources

Automated Information Lines	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
Nasdaq Symbol	MCAXX
Fund Number	023

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2004, Scudder Money Market Trust - Managed
Shares has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER MONEY MARKET SERIES
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year         Audit       Audit-Related     Tax Fees       All Other
    Ended         Fees Billed      Fees Billed      Billed       Fees Billed
   May 31,          to Fund         to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004               $40,000           $185          $3,400            $0
--------------------------------------------------------------------------------
2003               $32,500         $1,846          $4,500            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                           Audit-Related        Tax Fees          All Other
           Fiscal         Fees Billed to       Billed to         Fees Billed
            Year          Adviser and         Adviser and       to Adviser and
            Ended        Affiliated Fund     Affiliated Fund    Affiliated Fund
           May 31,      Service Providers   Service Providers  Service Providers
--------------------------------------------------------------------------------
2004                      $542,483                $0                 $0
--------------------------------------------------------------------------------
2003                      $537,013             $55,500                $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                              Total Non-Audit Fees       Total
                              billed to Adviser and     Non-Audit
                                Affiliated Fund        Fees billed
                               Service Providers       to Adviser
                              (engagements related    and Affiliated
                    Total       directly to the       Fund Service
                  Non-Audit      operations and         Providers
        Fiscal   Fees Billed   financial reporting      (all other   Total of
         Year     to Fund         of the Fund)         engagements)  (A), (B)
        Ended
        May 31,     (A)               (B)                   (C)       and (C)
--------------------------------------------------------------------------------
2004               $3,400             $0              $1,681,369     $1,684,769
--------------------------------------------------------------------------------
2003               $4,500          $55,500           $17,300,168    $17,360,168
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Money Market Series

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Money Market Series

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------